                             MASTER ADMINISTRATOR REPORT

              -------------------------------------------------------

                                NAFCO AUTO TRUST - 3

                        For the May 20, 1998 Distribution Date

                      For the period beginning on April 1, 1998
                   and ending on April 30, 1998 (the "Due Period")

              -------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is May 18, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               April 1, 1998 was............................          .32943073
                                                                 --------------

          (b)  The Pool Factor with respect to
               April 30, 1998 was...........................          .31098583
                                                                 --------------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of April 1, 1998
               (after giving effect to the disbursements in reduction of principal, if any, on the immediately preceding

               Distribution Date) was. . . . . . . . . . . . . . $10,877,802.83
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of April 1, 1998 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was       . . . . . . . . . . . . . . . . . $ 1,324,466.41
                                                                 --------------


     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

     (a)  The Delinquency Ratio is . . . . . . . . . . . . . . .         *15.01%
                                                                 --------------

     (b)  The Three Month Deliquency Ratio is. . . . . . . . . .         *13.63%
                                                                 --------------

     (c)  The Gross Loss Ratio is. . . . . . . . . . . . . . . .         *17.73%
                                                                 --------------

     (d)  The Three Month Gross Loss Ratio is. . . . . . . . . .         *27.60%
                                                                 --------------

     (e)  The percentage of eligible claims on the
          ALPI policy not paid in a timely manner is(*). . . . .         *60.17%
                                                                 --------------

     (f)  The Required Reserve Percentage is . . . . . . . . . .          10.00%
                                                                 --------------

     (g)  * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $496,190.57 of claims which are currently in dispute. Such disputed claims represent 24.71% of all eligible claims

          SEE ANNEX C.1 FOR RATIO CALCULATIONS.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is. . . . . . . . . . . . . . . .$   71,607.20
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is  . . . . . . . . . . . . . . .$   -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
                      of such Due Period [a+b] is. . . . . . . . .$71,607.20
                                                                 --------------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is         . . . . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is  . . . . . . . . . . . . . . . . . $     -0-
                                                                 --------------


          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . . $     -0-
                                                                 --------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
                      on the related Distribution Date is. . . . $    15,050.11
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
                      in respect of such Due Period [a+b] is . . $    15,050.11
                                                                 --------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period . . . . . $   264,323.25
                                                                 --------------

               (ii) The aggregate Insurance Deductible
                    deposited by the Seller into the
                    Cash Reserve Account with respect
                    to Auto Loans acquired . . . . . . . . . . . $         0.00
                                                                 --------------

               (iii)The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible . . . . . $         0.00
                                                                 --------------

               (iv) The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date. . . . . . . . . $     -0-
                                                                 --------------

               (v)  The Insurance Reserve Amount as of
                    the end of the Due Period
                    is                                           $   264,323.25
                                                                 --------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is . . . . . . . $ 1,087,780.28
                                                                 --------------


               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is . . . . . . . $ 1,114,313.83
                                                                 --------------

               (iii)The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is . . . . . . . . $   (26,533.55)
                                                                 --------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is . . . . . . . $ 1,087,780.28
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is   . . . . . . . . . . . . . . . . . $ 1,352,103.53
                                                                 --------------

     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . . $   796,413.77
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . $    72,132.48
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was. . . . . . . . . . . . . . . . . $    10,502.97
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . . $   879,049.22
                                                                 --------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was. . . . . . . . . . . . $     -0-
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . . . $   879,049.22
                                                                 --------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . . $    71,607.20
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . . $    15,050.11
                                                                 --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . . $    58,921.43
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . . $   609,050.82
                                                                 --------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . . $   667,972.25
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . . $     7,174.19
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . . $    35,143.85
                                                                 --------------

          (i)  The amount to be deposited (withdrawn)in
               the Cash Reserve Account is . . . . . . . . . . . $   (26,533.55)
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Reinvestment Amount and the
               Partial Payment Amount is . . . . . . . . . . . . $    82,101.62
                                                                 --------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h) is . . . . . . $    26,533.55
                                                                 --------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . . . $    68,851.59
                                                                 --------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of April 30, 1998 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . . . $10,268,752.01
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of April 30, 1998 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution
               Date or the effect of the computation
               of the Individual Sold Balance relating
               to the purchase of additional Auto
               Loans during the Interest-Only Period
               in accordance with the terms of the
               Pooling and Servicing Agreement) was. . . . . . . $ 1,289,322.56
                                                                 --------------
     15.  EVENTS OF ADMINISTRATOR TERMINATION.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of May 1998.


                                NYLIFE SFD Holding INC.
                                as Master Administrator



                                      By: /s/ Scott Drath
                                         --------------------------------
                                         Name:  Scott Drath
                                         Title: Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                  DATED May 18, 1998


              EVENT OF MASTER ADMINISTRATOR TERMINATION

              None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                  DATED May 18, 1998


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of April 30, 1998 [the close of business on the last day of the Due Period]

     Number of Days              Number of                 Aggregate Principal
       Delinquent                Auto Loans               Balance of Auto Loans
     --------------               ----------              ---------------------
      current (0-29)                   1137                         $ 8,276,440
            30 - 59                      92                             767,467
            60 - 89                      26                             222,281
           90 - 120                      37                             249,977
           over 120                     772                           4,800,170
                                      -----                      --------------

     Totals:                          2,064                         $14,316,335
                                      -----                      --------------
                                      -----                      --------------

          Aggregate Principal Balance of Defaulted
          Auto Loans at April 30, 1998 . . . . . . . . . . . . .     (2,906,611)
                                                                 --------------

          Aggregate Principal Balance allocable
           to Certificateholders . . . . . . . . . . . . . . . . $   11,409,724
                                                                 --------------
                                                                 --------------

2.        TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   603,714.80
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   182,729.83
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . $   786,444.63
                                                                 --------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of            Aggregate Principal
               Auto Loans          Balance of Auto Loans
               ----------          ---------------------

                  32                    $323,158.89

     4.   The information specified in item 13(d) through (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.

          The Certificate Rate is 6.5%

         (a)   The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is. . . . . . . . $     1.784416
                                                                 --------------

         (b)   The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . $    18.444907
                                                                 --------------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . . . $    20.229323
                                                                 --------------

                                      ANNEX C
                                         TO
                            MASTER ADMINISTRATOR REPORT
                                 DATED May 18, 1998

          Calculation of Required Cash Reserve Amount as of the May 20, 1998 Distribution Date.

          (i)  The Investor Certificate Principal Balance equals $10,877,802.83

          (ii) Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and
(ii)) $1,087,780.28

          For purposes of this Annex C, the following term shall have the following meaning:


     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three

               Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%;

               provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                      ANNEX C.1

                                                                          Ratios
                                                                          ------
1.   DELINQUENCY RATIO:

     April Principal Balance 60+ days (net)    =   2,149,153.82     =     15.01%
     -----------------------------------------    -------------
       April Aggregate Principal Balance          14,316,335.84

2.   THREE MONTH DELIQUENCY RATIO:

     Sum of Febuary - April Principal Balances
                 60+ days (net)                =   6,131,464.63     =     13.63%
     -----------------------------------------    -------------
     Sum of Febuary - April Principal Balances    44,971,190.58

3.   GROSS LOSS RATIO:

     Twelve times the:
          April Principal Balance of Defaulted
               Auto Loans repossessed          =     211,544.85     =     17.73%
     -----------------------------------------    -------------
            April Aggregate Principal Balance     14,316,335.84

4.   THREE MONTH GROSS LOSS RATIO:

     Twelve times the:
    Sum of February - April Principal Balances
        of Defaulted Auto Loans repossessed    =   1,034,284.58     =     27.60%
     -----------------------------------------    -------------
    Sum of February - April Principal Balances    44,971,190.58


5.   ALPI CLAIMS PAYMENT TEST:

         Aggregate Principal Balance of
     ALPI Claims not paid within timeframe     =   1,208,345.11     =     60.17%
     -----------------------------------------    -------------
      Principal Balance of Eligible Claims         2,008,221.19

                             MASTER ADMINISTRATOR REPORT

              -------------------------------------------------------

                                NAFCO AUTO TRUST - 3

                       For the June 22, 1998 Distribution Date

                       For the period beginning on May 1, 1998
                    and ending on May 31, 1998 (the "Due Period")

              -------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is June 18, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               May 1, 1998 was . . . . . . . . . . . . . . . . .      .31098583
                                                                 --------------

          (b)  The Pool Factor with respect to
               May 31, 1998 was  . . . . . . . . . . . . . . . .      .29187677
                                                                 --------------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of May 1, 1998
               (after giving effect to the disbursements in reduction of principal, if any, on the immediately preceding

               Distribution Date) was. . . . . . . . . . . . . . $10,268,752.01
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of May 1, 1998 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was . . . . . . . . . . . . . . . . . . . . $ 1,289,322.56
                                                                 --------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

     (a)  The Delinquency Ratio is . . . . . . . . . . . . . . .         *19.87%
                                                                 --------------

     (b)  The Three Month Deliquency Ratio is. . . . . . . . . .        *15.79%
                                                                 --------------

     (c)  The Gross Loss Ratio is. . . . . . . . . . . . . . . .         *15.42%
                                                                 --------------

     (d)  The Three Month Gross Loss Ratio is. . . . . . . . . .         *23.47%
                                                                 --------------

     (e)  The percentage of eligible claims on the
          ALPI policy not paid in a timely manner is(*). . . . .         *58.07%
                                                                 --------------

     (f)  The Required Reserve Percentage is . . . . . . . . . .          10.00%
                                                                 --------------

     (g)  * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $445,801.26 of claims which are currently in dispute. Such disputed claims represent 21.04% of all eligible claims
 .
          SEE ANNEX C.1 FOR RATIO CALCULATIONS.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is. . . . . . . . . . . . . . . $    81,775.27
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is. . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . . $    81,775.27
                                                                 --------------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount owing on
               the related Distribution Date is. . . . . . . . . $     -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is  . . . . . . . . . . . . . . . . . $     -0-
                                                                 --------------


          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is  . . . . . $     -0-
                                                                 --------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . . $    14,547.61
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is  . . . . . $    14,547.61
                                                                 --------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)    The Insurance Reserve Amount as
                      of the first day of the Due Period . . . . $   264,323.25
                                                                 --------------

               (ii)   The aggregate Insurance Deductible
                      deposited by the Seller into the
                      Cash Reserve Account with respect
                      to Auto Loans acquired . . . . . . . . . . $         0.00
                                                                 --------------

               (iii)  The aggregate amount to be withdrawn
                      from the Insurance Reserve Amount,
                      deposited into the Collection Account
                      and applied against the aggregate
                      amount of the Insurance Deductible . . . . $         0.00
                                                                 --------------

               (iv)   The aggregate amount of Monthly
                      Subrogation Amount to be deposited
                      into the Insurance Reserve Amount
                      on the related Deposit Date. . . . . . . . $     -0-
                                                                 --------------

               (v)    The Insurance Reserve Amount as of
                      the end of the Due Period is . . . . . . . $   264,323.25
                                                                 --------------

          (b)  The Available Cash Reserve Amount

               (i)    The Required Cash Reserve Amount
                      (assuming all withdrawals or deposits to
                      be made with respect to the current
                      Distribution Date are made) is . . . . . . $ 1,026,875.20
                                                                 --------------

               (ii)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (prior to any withdrawals or deposits
                      to be made with respect to the current
                      Distribution Date are made) is . . . . . . $ 1,087,780.28
                                                                 --------------

               (iii)  The amount to be deposited to
                      (withdrawn from) the Available Cash
                      Reserve Amount with respect to the
                      current Distribution Date is . . . . . . . $   (60,905.08)
                                                                 --------------

               (iv)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (after any withdrawals or deposits to be
                      made with respect to the current
                      Distribution Date are made) is . . . . . . $ 1,026,875.20
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is   . . . . . . . . . . . . . . . . . $ 1,291,198.45
                                                                 --------------

     12.  AVAILABLE FUNDS.

     (a)  The amount of Available Funds with
          respect to the related Due Period was. . . . . . . . . $   832,483.20
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . $    82,101.62
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was. . . . . . . . . . . . . . . . . $    10,174.09
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . . $   924,758.91
                                                                 --------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was. . . . . . . . . . . . $     -0-
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . . . $   924,758.91
                                                                 --------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . . $    81,775.27
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . . $    14,547.61
                                                                 --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . . $    55,622.41
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . . $   630,981.16
                                                                 --------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . . $   686,603.57
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . . $     6,983.83
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . . $    69,217.56
                                                                 --------------

          (i)  The amount to be deposited (withdrawn)in
               the Cash Reserve Account is . . . . . . . . . . . $   (60,905.08)
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Reinvestment Amount and the
               Partial Payment Amount is . . . . . . . . . . . . $    65,631.07
                                                                 --------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h) is . . . . . . $    60,905.08
                                                                 --------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . . . $   137,106.47
                                                                 --------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of May 31, 1998 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . . . $ 9,637,770.85
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of May 31, 1998 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution
               Date or the effect of the computation
               of the Individual Sold Balance relating
               to the purchase of additional Auto
               Loans during the Interest-Only Period
               in accordance with the terms of the
               Pooling and Servicing Agreement) was. . . . . . . $ 1,220,105.00
                                                                 --------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of June 1998.


                               NYLIFE SFD Holding INC.
                               as Master Administrator



                              By: /s/ Scott Drath
                                 -------------------------------
                                 Name:  Scott Drath
                                 Title: Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED June 18, 1998


                     EVENT OF MASTER ADMINISTRATOR TERMINATION
                                        None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED June 18, 1998


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of May 31, 1998 [the close of business on the last day of the Due Period]

     Number of Days               Number of                Aggregate Principal
     Delinquent                   Auto Loans              Balance of Auto Loans
     --------------               ----------              ---------------------
      current (0-29)                    1060                        $ 7,438,512
            30 - 59                      109                            897,304
            60 - 89                       49                            438,174
           90 - 120                       21                            164,996
           over 120                      799                          4,714,666
                                       -----                     --------------
     Totals:                           2,038                        $13,653,652
                                       -----                     --------------
                                       -----                     --------------

          Aggregate Principal Balance of Defaulted
          Auto Loans at May 31, 1998   . . . . . . . . . . . . .     (2,945,018)
                                                                 --------------

          Aggregate Principal Balance allocable
          to Certificateholders  . . . . . . . . . . . . . . . . $   10,708,634
                                                                 --------------

2.        TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   592,987.18
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   255,966.57
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . $   848,953.75
                                                                 --------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of            Aggregate Principal
               Auto Loans          Balance of Auto Loans
               ----------          ---------------------
                   35               $292,945.71

     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
          The Certificate Rate is 6.5%

         (a)   The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is. . . . . . . . $     1.684507
                                                                 --------------

         (b)   The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . $    19.109060
                                                                 --------------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . . . $    20.793567
                                                                 --------------

                                       ANNEX C
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED June 18, 1998

          Calculation of Required Cash Reserve Amount as of the June 22, 1998 Distribution Date.

           (i)  The Investor Certificate Principal Balance equals $10,268,752.01

          (ii)  Required Reserve Percentage equals 10%.

         (iii)  The Required Cash Reserve Amount equals (the product of (i) and
                (ii)) $1,028,875.20

          For purposes of this Annex C, the following term shall have the following meaning:


     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three

                Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)   if the Gross Loss Ratio for any Due Period exceeds 18%
                (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%;

                provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month
                Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                 NAFCO AUTO TRUST - 3
                             JUNE 22ND DISTRIBUTION DATE
                                      ANNEX C.1


1.   DELINQUENCY RATIO:                                                   Ratios
                                                                          ------
     May Principal Balance 60+ days (net)     =    2,712,998.57 =         19.87%
     -----------------------------------------    -------------
       May Aggregate Principal Balance            13,653,652.72

2.   THREE MONTH DELINQUENCY RATIO:

     Sum of March - May Prinicpal Balances
                 60+ days (net)               =    6,756,716.29 =         15.79%
     -----------------------------------------    -------------
     Sum of March - May Prinicpal Balances        42,787,428.99

3.   GROSS LOSS RATIO:

     Twelve times the:
          May Principal Balance of Defaulted
               Auto Loans repossessed         =      175,475.77 =         15.42%
     -----------------------------------------    -------------
            May Aggregate Principal Balance       13,653,652.72

4.   THREE MONTH GROSS LOSS RATIO:

     Twelve times the:
      Sum of Mar - May Principal Balances
      of Defaulted Auto Loans repossessed     =      836,946.14 =         23.47%
     -----------------------------------------    -------------
      Sum of Mar - May Principal Balances         42,787,428.99


5.   ALPI CLAIMS PAYMENT TEST:

         Aggregate Principal Balance of
     ALPI Claims not paid within timeframe    =    1,230,370.13 =         58.07%
     -----------------------------------------    -------------
      Principal Balance of Eligible Claims         2,118,719.62

                             MASTER ADMINISTRATOR REPORT

              _________________________________________________________

                                NAFCO AUTO TRUST - 3

                       For the July 20, 1998 Distribution Date

                       For the period beginning on June 1, 1998
                    and ending on June 30, 1998 (the "Due Period")

             ___________________________________________________________

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is July 15, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               June 1, 1998 was. . . . . . . . . . . . . . . . .      .29187677
                                                                 --------------

          (b)  The Pool Factor with respect to
               June 30, 1998 was . . . . . . . . . . . . . . . .      .27185883
                                                                 --------------

     6.   INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE
          PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of June 1, 1998
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was. . . . . . . . . . . . . . $ 9,637,770.85
                                                                 --------------


1

          (b)  The Seller Certificate Principal
               Balance as of June 1, 1998 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was . . . . . . . . . . . . . . . . . . . . $ 1,220,105.00
                                                                 --------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

     (a)  The Delinquency Ratio is . . . . . . . . . . . . . . .         *17.14%
                                                                 --------------

     (b)  The Three Month Deliquency Ratio is. . . . . . . . . .         *17.31%
                                                                 --------------

     (c)  The Gross Loss Ratio is. . . . . . . . . . . . . . . .         *21.11%
                                                                 --------------

     (d)  The Three Month Gross Loss Ratio is. . . . . . . . . .         *18.02%
                                                                 --------------

     (e)  The percentage of eligible claims on the
          ALPI policy not paid in a timely manner
          is(*). . . . . . . . . . . . . . . . . . . . . . . . .         *54.21%
                                                                 --------------

     (f)  The Required Reserve Percentage is . . . . . . . . . .          10.00%
                                                                 --------------

     (g)  * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $407,063.28 of claims which are currently in dispute.  Such disputed claims represent 18.30% of all eligible claims
 .
          SEE ANNEX C.1 FOR RATIO CALCULATIONS.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is  . . . . . . . . . . . . . . $    65,349.19
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is  . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . . $    65,349.19
                                                                 --------------


2

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is. . . . . . . . . . . . . . . . . . $     -0-
                                                                 --------------


          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is  . . . . . $     -0-
                                                                 --------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . . $    15,161.38
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is  . . . . . $    15,161.38
                                                                 --------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period . . . . . $   264,323.25
                                                                 --------------

               (ii) The aggregate Insurance Deductible
                    deposited by the Seller into the
                    Cash Reserve Account with respect
                    to Auto Loans acquired.. . . . . . . . . . . $         0.00
                                                                 --------------

               (iii)The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible . . . . . $     5,386.86
                                                                 --------------


3

               (iv) The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date. . . . . . . . . $     -0-
                                                                 --------------

               (v)  The Insurance Reserve Amount as of
                    the end of the Due Period
                    is . . . . . . . . . . . . . . . . . . . . . $   258,936.39
                                                                 --------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is . . . . . . . $   963,777.09
                                                                 --------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is . . . . . . . $ 1,026,875.20
                                                                 --------------

               (iii)The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is . . . . . . . . $   (63,098.11)
                                                                 --------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is . . . . . . . $   963,777.09
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is   . . . . . . . . . . . . . . . . . $ 1,222,713.48
                                                                 --------------


4

     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . . $   943,629.68
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . $    65,631.07
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was. . . . . . . . . . . . . . . . . $    10,204.90
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . . $ 1,019,465.65
                                                                 --------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was. . . . . . . . . . . . $     -0-
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . . . $ 1,019,465.65
                                                                 --------------

     13.  DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.
               The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . . $    65,349.19
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . . $     -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . . $    15,161.38
                                                                 --------------


5

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . . $    52,204.59
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . . $   660,992.16
                                                                 --------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . . $   713,196.75
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . . $     6,608.90
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . . $   155,846.77
                                                                 --------------

          (i)  The amount to be deposited (withdrawn)in
               the Cash Reserve Account is . . . . . . . . . . . $   (63,098.11)
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Reinvestment Amount and the
               Partial Payment Amount is . . . . . . . . . . . . $    63,302.66
                                                                 --------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h) is . . . . . . $    63,098.11
                                                                 --------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . . . $   225,553.77
                                                                 --------------


6

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of June 30, 1998 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . . . $ 8,976,778.69
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of June 30, 1998 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution
               Date or the effect of the computation
               of the Individual Sold Balance relating
               to the purchase of additional Auto
               Loans during the Interest-Only Period
               in accordance with the terms of the
               Pooling and Servicing Agreement) was. . . . . . . $ 1,064,258.23
                                                                 --------------


     15.  EVENTS OF ADMINISTRATOR TERMINATION.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of July 1998.


                               NYLIFE SFD Holding INC.
                               as Master Administrator



                              By: /s/ Scott Drath
                                 ---------------------------------
                                 Name:  Scott Drath
                                 Title:    Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED July 15, 1998


                     EVENT OF MASTER ADMINISTRATOR TERMINATION

                                        None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED July 15, 1998


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of June 30, 1998 [the close of business on the last day of the Due Period]

     Number of Days               Number of                Aggregate Principal
       Delinquent                 Auto Loans              Balance of Auto Loans
     --------------               ----------              ---------------------
      current (0-29)                    1033                        $ 7,105,190
            30 - 59                      101                            753,757
            60 - 89                       36                            287,970
           90 - 120                       28                            182,834
           over 120                      780                          4,499,444
                                  ----------                     --------------

     Totals:                           1,978                        $12,829,195
                                  ----------                     --------------
                                  ----------                     --------------


          Aggregate Principal Balance of Defaulted
          Auto Loans at June 30, 1998 . . . . . . . . . . . . . .    (2,854,997)
                                                                 --------------

          Aggregate Principal Balance allocable
           to Certificateholders . . . . . . . . . . . . . . . . $    9,974,198
                                                                 --------------
                                                                 --------------

2.        Total Amounts Collected during the Due
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   615,007.63
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $   325,563.60
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . $   940,571.23
                                                                 --------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of            Aggregate Principal
               Auto Loans          Balance of Auto Loans
               ----------          ---------------------
                  29                $295,826.13

     4.   The information specified in item 13(d) through (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
          The Certificate Rate is 6.5%

         (a)   The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is  . . . . . . . $     1.580999
                                                                 --------------

         (b)   The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is   . . $    20.017933
                                                                 --------------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is   . . . . . . . . . . $    21.598932
                                                                 --------------

                                      ANNEX C
                                         TO
                            MASTER ADMINISTRATOR REPORT
                                DATED July 15, 1998

          Calculation of Required Cash Reserve Amount as of the July 20, 1998 Distribution Date.

          (i)  The Investor Certificate Principal Balance equals $9,637,770.85

          (ii) Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and
               (ii)) $963,777.09

          For purposes of this Annex C, the following term shall have the following meaning:


     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three

               Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%;

               provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                 NAFCO AUTO TRUST - 3
                                JULY 20TH DISTRIBUTION
                                      ANNEX C.1

1.   DELINQUENCY RATIO:                                                   RATIOS
                                                                          ------

     June Principal Balance 60+ days (net)    =    2,198,297.83     =     17.14%
     -----------------------------------------    -------------
      June Aggregate Principal Balance            12,829,195.52

2.   THREE MONTH DELINQUENCY RATIO:

     Sum of April - June Principal Balances
                 60+ days (net)                =   7,060,450.22     =     17.31%
     -----------------------------------------    -------------
     Sum of April - June Principal Balances       40,799,184.08

3.   GROSS LOSS RATIO:

     Twelve times the:
          June Principal Balance of Defaulted
               Auto Loans repossessed          =     225,674.52     =     21.11%
     -----------------------------------------    -------------
           June Aggregate Principal Balance       12,829,195.52

4.   THREE MONTH GROSS LOSS RATIO:

     Twelve times the:
    Sum of April - June Principal Balances
        of Defaulted Auto Loans repossessed    =     612,695.14     =     18.02%
     -----------------------------------------    -------------
    Sum of April - June Principal Balances        40,799,184.08


5.   ALPI CLAIMS PAYMENT TEST:

         Aggregate Principal Balance of
     ALPI Claims not paid within timeframe     =   1,205,669.00     =     54.21%
     -----------------------------------------    -------------
      Principal Balance of Eligible Claims         2,224,054.34